UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2009

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2009, the Board of Directors of Redwood Trust, Inc. (the “Company”) appointed Diane L. Merdian to serve as Chief Financial Officer of the Company commencing on a date to be determined during March 2010.  Concurrent with Ms. Merdian’s appointment as Chief Financial Officer, she resigned from her position as a member of the Board of Directors, effective immediately.  Mr. Martin S. Hughes, who currently serves as President, Co-Chief Operating Officer, and Chief Financial Officer, will continue to serve in those capacities until Ms. Merdian commences her role as Chief Financial Officer, at which point Mr. Hughes will cease to act as Chief Financial Officer but continue serving as President and Co-Chief Operating Officer.

In connection with her appointment as Chief Financial Officer, the Company and Ms. Merdian will enter into an indemnification agreement, which generally requires the Company to indemnify and to advance expenses to Ms. Merdian to the maximum extent permitted by Maryland law. A copy of this form of indemnification agreement has been attached as Exhibit 99.3. Compensation arrangements for Ms. Merdian are expected to be approved at the meeting of the Company’s Compensation Committee on December 9, 2009 and will be disclosed on a Current Report on Form 8-K to be filed promptly thereafter.

Further information relating to Ms. Merdian that is responsive to the requirements of Item 5.02(c) of Form 8-K is incorporated by reference from the Company’s Proxy Statement for its 2009 Annual Meeting of Stockholders, a copy of which was filed with the SEC on April 3, 2009. A copy of the Company’s press release announcing the change in Ms. Merdian’s role with the Company is attached as Exhibit 99.1.

On November 14, 2009, the Board of Directors of the Company elected Jeffrey T. Pero as a Class I director, with a term expiring in 2010, to fill the vacancy on the Board created by the resignation of Ms. Merdian. Mr. Pero has been appointed to serve on the Governance and Nominating Committee and the Compensation Committee of the Board of Directors. Mr. Pero served as a partner in the international law firm of Latham Watkins LLP for more than 23 years until his retirement in October 2009. Mr. Pero has been elected to serve on the Board of Directors of BRE Properties, Inc. effective December 1, 2009 and is expected to serve on that Board’s Audit Committee and Nominating Governance Committee. Mr. Pero, age 63, holds a B.A. from the University of Notre Dame and a J.D. from New York University School of Law. Latham Watkins LLP provides legal services to the Company. Mr. Pero’s retirement payments from Latham Watkins LLP are adjusted to exclude any proportionate benefit received from the fees paid by the Company to Latham Watkins LLP.

Mr. Pero will receive compensation for his service as a director as described in the summary of compensation arrangements for non-employee directors set forth in the Company’s Proxy Statement for its 2009 Annual Meeting of Stockholders, a copy of which was filed with the SEC on April 3, 2009, including a pro rated amount of such compensation for his service during 2009 and in 2010 through the date of the Company’s 2010 Annual Meeting of Stockholders.

In connection with the election of Mr. Pero as a director, the Company and Mr. Pero will enter into an indemnification agreement, which generally requires the Company to indemnify and to advance expenses to Mr. Pero to the maximum extent permitted by Maryland law. A copy of this form of indemnification agreement has been attached as Exhibit 99.3.  A copy of the Company’s press release announcing the election of Mr. Pero is attached as Exhibit 99.1.

On November 14, 2009, our Board of Directors approved a revised form of indemnification agreement for officers and directors of Redwood Trust, Inc. The indemnity agreements that both Mr. Pero and Ms. Merdian will enter into are in this same revised form.  Additionally, all directors and officers of Redwood Trust and its subsidiaries who are currently a party to an indemnity agreement with the Company will enter into a replacement indemnity agreement in this revised form.  A copy of the revised form of indemnification agreement has been attached as Exhibit 99.3.

Item 7.01.	Regulation FD Disclosure.

On November 16, 2009, Redwood Trust, Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a dividend of $0.25 per share of common stock for the fourth quarter of 2009, payable on January 21, 2010 to shareholders of record on December 31, 2009, and announcing its current intentions with respect to Redwood Trust, Inc.’s quarterly dividend for common shareholders for 2010. A copy of the press release is attached as Exhibit 99.2 to this current Report on Form 8-K.

The information contained in this Item 7.01 and the attached Exhibit 99.2 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Redwood Trust, Inc. today announced that its Board of Directors has declared a dividend of $0.25 per share of common stock for the fourth quarter of 2009, payable on January 21, 2010 to shareholders of record on December 31, 2009, and announcing its current intentions with respect to Redwood Trust, Inc.’s quarterly dividend for common shareholders for 2010. Redwood Trust, Inc. will not pay a special dividend for 2009 for common shareholders.

CAUTIONARY STATEMENT: This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2008, and in our Quarterly Reports on Form 10-Q for filed during 2009, in each case under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected are described below and may be described from time to time in reports we file with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important factors, among others, that may affect our actual results include: changes in interest rates; changes in mortgage prepayment rates; the timing of credit losses within our portfolio; our exposure to adjustable-rate and negative amortization mortgage loans; the state of the credit markets and other general economic conditions, particularly as they affect the price of earning assets and the credit status of borrowers; the concentration of the credit risks we are exposed to; the ability of counterparties to satisfy their obligations to us; legislative and regulatory actions affecting the mortgage industry or our business; the availability of high quality assets for purchase at attractive prices; declines in home prices and commercial real estate prices; increases in mortgage payment delinquencies; changes in the level of liquidity in the capital markets which may adversely affect our ability to finance our real estate asset portfolio; changes in liquidity in the market for real estate securities, the re-pricing of credit risk in the capital markets, inaccurate ratings of securities by rating agencies, rating agency downgrades of securities, and increases in the supply of real estate securities available-for-sale, each of which may adversely affect the values of securities we own; the extent of changes in the values of securities we own and the impact of adjustments reflecting those changes on our income statement and balance sheet, including our stockholders’ equity; our ability to maintain the positive stockholders’ equity necessary to enable us to pay the dividends required to maintain our status as a real estate investment trust for tax purposes; our ability to generate the amount of cash flow we expect from our investment portfolio; changes in our investment, financing, and hedging strategies and the new risks that those changes may expose us to; changes in the competitive landscape within our industry, including changes that may affect our ability to retain or attract personnel; our failure to manage various operational risks associated with our business; our failure to maintain appropriate internal controls over financial reporting; our failure to properly administer and manage our securitization entities; risks we may be exposed to if we expand our business activities, such as risks relating to significantly increasing our direct holdings of loans; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; our ability to successfully invest our cash available for investment and raise additional capital to fund our investing activity; and other factors not presently identified.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated November 16, 2009 (regarding director and officer changes)
Exhibit 99.2	Press Release dated November 16, 2009 (regarding dividends)
Exhibit 99.3	Revised Form of Indemnification Agreement for Directors and Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2009	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Title
Exhibit 99.1	Press Release dated November 16, 2009 (regarding director and officer changes)
Exhibit 99.2	Press Release dated November 16, 2009 (regarding dividends)
Exhibit 99.3	Revised Form of Indemnification Agreement for Directors and Officers